Exhibit 99.1

Foot & Ankle Specialists March 2022 http://www.enduringjourneys.com/uploads/north-225.jpg

2 CONFIDENTIAL Except for the historical information contained herein, the matters set forth in this presentation are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: Paragon 28, Inc.’s (the “Company,” “Paragon 28,” “we,” or “our”) potential to shape a better future for foot and ankle patients and its estimated 2022 and first quarter 2022 net revenues. You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are only predictions based on our current expectations, estimates, and assumptions, valid only as of the date they are made, and subject to risks and uncertainties, some of which we are not currently aware. Forward-looking statements should not be read as a guarantee of future performance or results and may not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward-looking statements are based on Paragon 28’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These risks and uncertainties are described more fully in the section titled “Risk Factors” in Paragon 28’s filings with the Securities and Exchange Commission (the “SEC”), including Paragon 28’s annual report on Form 10-K filed with the SEC on March 8, 2022. Paragon 28 does not undertake any obligation to update forward-looking statements and expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein. These forward-looking statements should not be relied upon as representing Paragon 28’s views as of any date subsequent to the date of this presentation. Paragon 28’s results for the quarter and year ended December 31, 2021 are not necessarily indicative of our operating results for any future periods. In addition to our results and measures of performance determined in accordance with U.S. GAAP presented in this presentation , we believe that certain non-GAAP financial measures are useful in evaluating and comparing our financial and operational performance over multiple periods, identifying trends affecting our business, formulating business plans, and making strategic decisions. Adjusted EBITDA is a key performance measure that our management uses to assess our financial performance and is also used for internal planning and forecasting purposes. We believe that Adjusted EBITDA, together with a reconciliation to net income, helps identify underlying trends in our business and helps investors make comparisons between our company and other companies that may have different capital structures, tax rates, or different forms of employee compensation. Accordingly, webelieve that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance andfuture prospects, and allowing for greater transparency with respect to a key financial metric used by our management in its financial and operational decision-making. Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these potential limitations include: •other companies, including companies in our industry which have similar business arrangements, may report Adjusted EBITDA, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures; •although depreciation and amortization expenses are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditures for such replacements or for new capital expenditure requirements; •Adjusted EBITDA also does not reflect changes in, or cash requirements for, our working capital needs or the potentially dilutive impact of stock-based compensation; and •Adjusted EBITDA does not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur. •Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other GAAP-based financial measures. Disclaimer

3 CONFIDENTIAL Proven Leadership Team Albert DaCosta President, CEO & Co-Founder Steve Deitsch Steve Deitsch Chief Financial Officer Frank Bono CTO, Co-Founder, and Board Director Matt Jarboe Chief Commercial Officer Jonathan Friedman General Counsel

4 CONFIDENTIAL Paragon 28 Investment Highlights Large ($4.3B), fast - growing (7% CAGR), and underdeveloped F&A market Unique culture and passion…F&A specialists Total solutions provider and exclusive focus on F&A 73 product systems on market and 30+ products in development Proven commercial model with clinical and medical education focus Smart28 to improve patient outcomes, transform F&A market Compelling financial profile: scale, high - growth, EBITDA positive, $109mm cash

5 CONFIDENTIAL Our Mission is to Continuously Improve Patient Lives p28(R) par.a.gon: a model of excellence or perfection twen.ty.eight: number of bones in the human foot; a perfect number Our mission is to continuously improve the outcomes and experiences of patients suffering from foot and ankle conditions. We strive to disrupt and transform the market by focusing exclusively on the foot and ankle in order to develop and commercialize differentiated, high quality orthopedic solutions, advanced procedural approaches and instrumentation that are collectively designed to enable surgeons to provide consistent, reproducible and effective outcomes. 34 >100 Joints Tendons, muscles and ligaments

6 CONFIDENTIAL Foot & Ankle Is the Fastest Growing Market in Orthopedics CAGR:~7% $4.3 2021 $5.6 2025 ($ billions) Key Macro Market Drivers Aging population Increased desire to lead more active lifestyle Increased incidence of obesity and diabetes Surgeon specialization The Foot and Ankle market is growing rapidly on macro tailwinds Potential Drivers of TAM Expansion & Growth Acceleration Advanced technologies such as AI and data analytics Increased utility and use of patient specific solutions (implants and instrumentation) Increased focus on clinical education and improved clinical outcomes Custom / 3D implant technology for complex cases And is poised for potential expansion and growth acceleration from advanced technologies

U.S. Foot & Ankle Market Dynamics

Foot & Ankle Is Concentrated Among 3 Large Med-tech Incumbents…



U.S. Foot & Ankle Market
2021E
$2.3B
Stryker
28% - 32%
DePuy
Synthes
12% - 15%
Arthrex
12% - 15%
Paragon 28
5%
Other [1]
38%

Significant opportunity for P28 to gain additional market share

- Exclusive focus on Foot & Ankle
- Continued innovation and new product development, including Smart28
- US commercial expansion
- Increased surgeon / account penetration
- International market expansion

(1) Other includes Smith & Nephew, Zimmer Biomet, DJO Orthopedics, Treace Medical, and other regional competitors

Source: Wall Street, SmartTrak, Millennium Research Group and Paragon 28 Management Estimates

Paragon 28
7
CONFIDENTIAL

8 CONFIDENTIAL Global Market by Segment 2021E Global Foot & Ankle Market Fracture Fixation31% Bunions 22% (2) Orthobiologics 13% Hammertoe 11% Ankle 10% Flatfoot 9% Charcot 4% Our portfolio is highly diversified and represented in all sub-markets (1)Ankle includes all non-fracture ankle conditions surrounding the ankle including surrounding soft tissue. (2)Represents orthobiologicsspecific to the foot and ankle market.

9 CONFIDENTIAL Foot & Ankle Consists of Several Distinct Existing Sub-markets Fracture Fixation $1,330 $1,600 2021 2025 Bunions $930 $1,340 2021 2025 Hammertoe $460 $680 2021 2025 Orthobiologics(2) $550 $710 2021 2025 PCFD or Flatfoot $360 $410 2021 2025 Charcot Foot $190 $220 2021 2025 Ankle(1) $430 $610 2021 2025 CAGR: 5% CAGR: 10% CAGR: 10% CAGR: 9% CAGR: 3% CAGR: 4% CAGR: 6% (1)Ankle includes all non-fracture ankle conditions surrounding the ankle including surrounding soft tissue. (2)Represents orthobiologicsspecific to the foot and ankle market.

Paragon 28 is Disrupting the Foot & Ankle Market

Focused and innovative med tech companies have been disruptive in their respective markets

	Foot & Ankle	Spine	Trauma	Sports Med.	Vascular	Diabetes	Neurostim
Pure Play Disruptors	Paragon 28	Globus Medical LDR Medical K2M	OrthoPediatrics Synthes	Arthrex	Inari ShockWave Silk Road	Dexcom Insulet Tandem	Nevro Axonics
Incumbents	Stryker J&J Zimmer Biomet Smith+Nephew	Stryker Medtronic J&J Zimmer Biomet	J&J Medtronic Zimmer Biomet	Stryker Smith+Nephew J&J	Abbott Boston Scientific Medtronic	Medtronic Abbott	Abbott Boston Scientific Medtronic

Paragon 28
10
CONFIDENTIAL

11 CONFIDENTIAL Why is Paragon 28 Differentiated from the Competition? •Exclusive dedication to single industry •Focus on innovation •Novel approaches & solutions •Targeted commercial strategy •Broad portfolio of solutions to address all patients and complexities •Array of options for varying complexities •Financial flexibility for development Single-Product Companies Diversified, Orthopedic Incumbents Only 1 product for 1 patient Full-bag; lacking focus and innovation

Opportunities to Improve Foot & Ankle Outcomes

Foot & Ankle Outcomes Lag Broader Orthopedics

All Foot and Ankle	*Estimated revision rate as high as:* **20% to 70%**
Total Ankle Arthroplasty[1]	**5-Yr: ~22%** **10-Yr: ~44%**
Hips[2]	**3-Yr. Hip: <1%**
Knees[2]	**3-Yr. Knee: ~1.4%**

Improving Outcomes & Expanding the Market

- *Exclusive focus on foot and ankle*
- *Unbiased research to drive development and innovation*
- *Specialized sales force in concentrated markets*
- *Procedural support and patient specific solutions*
- *Anatomically specific designs*
- *Use and utility of advanced technologies*
- *Education and awareness of optimal approaches*

(1) Source: NIH - https://pubmed.ncbi.nlm.nih.gov/22049859/#:~:text=Irrespective%20of%20the%20implant%2C%20the,and%2043.5%25%20after%2010%20years
(2) Source: Hip and knee - https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2528048/

Paragon 28
12
CONFIDENTIAL

13 CONFIDENTIAL U.S. Commercial Snapshot Our Commercial Team Markets Our Solutions to Hospitals Physicians Patients (DTC Marketing) 206 Producing Sales Reps(1) Foot & Ankle Surgeons ..~2,400 orthopedic surgeons who specialize in foot and ankle ..~18,000 podiatrists in the U.S. (Estimated 50% surgical) ..~2,300 pediatric and trauma surgeons that treat foot and ankle (1)As of December 31, 2021. Substantially all of our U.S. revenue is produced by these producing U.S. sales representatives.

14 CONFIDENTIAL Global Commercial Infrastructure Built to Drive Growth A Leading Commercial Organization Competitive team of professionals with extensive experience in foot and ankle Clinically Focused Sales Team Sales representatives have clinical expertise and are trusted advisors to foot and ankle surgeons Advanced Education + Training Capabilities Surgeons and sales representatives are hosted at our headquarters, regionally and remotely 256BB627-58F1-4F41-9D0E-4E6394B941C0 250-Person Auditorium | Englewood, CO HQ “Focus on DPM” Education Seminar | Miami, FL (07/16/21) 40-Station Cadaveric Lab | Englewood, CO HQ

15 CONFIDENTIAL How We Will Drive Expansion of Market Share Continuous flow of new, innovative technologies Leverage Smart 28 initiatives to improve patient outcomes Expand commercial teams and infrastructure globally Expand customer base and deepen existing customer relationships Actively evaluate and pursue business development opportunities Paragon28 Culture

16 CONFIDENTIAL Paragon 28 Financial Profile $19.8 $34.8 $55.5 $84.2 $106.3 $26.8 $33.1 $169.0 $18.9 $35.7 $30.3 $35.9 $35.1 $42.8 2015 2016 2017 2018 2019 2020 2021 2022 Q1 Q2 Q3 Q4 $111.0 $147.5 1 (1) 2022 revenue guidance of $167M to $171M issued on March 8, 2022 Net Revenue Growth •40%CAGR from 2015 to 2021 •22%growth in Q4’21 •33%growth in 2021 Positive Adjusted EBITDA •Positive Adjusted EBITDA since 2015 •Expect to generate positive Adjusted EBITDA going foward Liquidity •Total cash balance of $109M as of 12/31/21 •Credit Facility of $70M •No need to raise additional capital for operations

17 CONFIDENTIAL Paragon 28 Recap Large ($4.3B), fast-growing (7% CAGR), and underdeveloped F&A market Unique culture and passion... F&A specialists Total solutions provider and exclusive focus on F&A 73 product systems on market and 30+ products in development Proven commercial model with clinical and medical education focus Smart28 to improve patient outcomes, transform F&A market Compelling financial profile: scale, high-growth, EBITDA positive, $109mm cash

Appendix

19 CONFIDENTIAL Paragon 28 Solutions Strategy Broad Product Portfolio Robust Pipeline Smart28TM Advanced Technologies Ecosystem 73 product systems 9,100 SKUs (incl. 1,300 instruments) 30+ products in development 26 product launches expected in next 24 months Advanced technology to improve solutions offering and patient outcomes

20 CONFIDENTIAL Smart28 Ecosystem Will Improve Patient Outcomes and Further P28 Leadership Position What is Smart28? Our initiative to modernize and improve all aspects of Foot + Ankle treatments by utilizing advanced technologies Smart28 Mission Improved and reproducible outcomes Increased patient access to therapies Preoperative Planning Software AI Technology Patient Specific Algorithms Patient Specific Implants + Instruments Laser Alignment 3d Printing & Modeling Navigation & Guidance Technology Robotics Tools to Validate Outcomes Data Collection & Aggregation AI Technology Intra-operative Support Post-operative Evaluation Pre-operative Planning Continuously feed post-operative data to inform future cases

21 CONFIDENTIAL Disior-The Perfect Partner for our Smart 28 Ecosystem Intra-operative Support Post-operative Evaluation Pre-operative Planning Auto-segmentation and surgical planning tool 3D modeling to better address complex cases Accelerates research and development efforts to improve Foot & Ankle outcomes Complements Additive Orthopaedics FDA cleared and CE marked

22 CONFIDENTIAL Disior Integration into Smart 28 Phase 1 –Research & Development •Accelerate groundbreaking research projects Phase 2 –Commercial Launch Phase 3 –Outcome Optimization •Expand surgical planning capabilities of Disior •Patient Specific Implant / Instrument integration •Offer Disior platform to broad surgeon audience •Utilize platform in medical education •Build community to share cases and spread knowledge •Continuously refine pre-operative plans through A.I. •Supported by years of research and real-world data •Analyze planned-to-actual outcomes

23 CONFIDENTIAL Disior Provides Foundation for Smart28 Disior Synergies Research & Development •Accelerate R & D projects •Scalability of patient specific surgical support Revenue Opportunities •Improve surgical outcomes •Optimized solutions, proven results, more customers Strategic Surgeon Network •Global research leaders •Platform to showcase work

Paragon 28 Selected Product Systems

Gorilla Plating



Comprehensive plate options with unique, custom instrumentation



Baby Gorilla Mini Plating

Comprehensive plating options with unique, custom instrumentation



Screws & Orthobiologics



Comprehensive offering of cannulated & solid screws

Precision Guide



Lateral Column Plating System




PRESERVE

Key Recent Product Launches



Silverback Ankle Fusion Plating

Apex 3D



Hammertube



Phantom



TenoTac



JAWS Staple System



Phantom ActivCore TTC



Paragon 28

24

CONFIDENTIAL

Paragon 28 Full Range of Foot and Ankle Solutions

1 Ankle

Ankle Fusion and Deformity

- Monster Hindfoot Screws
- Anterior ankle fusion plates
- Lateral ankle fusion plates
- Posterior ankle fusion plates
- Phantom TTC/TC/ActivCore
- Straight fusion nails
- APEX 3D PSI Guides
- APEX 3D Laser Alignment
- 13 products in development

Total Ankle Replacement

- Total ankle replacement system - Primary
  - Patient specific instrument
  - 3D printed component
  - State of the art polyethylene
  - Laser guided alignment
  - Complementary options
  - 1 product in development

2 Charcot Foot

Internal Fixation

- Gorilla Medial column arch and extended arch plating
- TUFFNEK plate screw technology
- Gorilla Straddle plates w/ Joust beaming screw system
- Gorilla lateral column fusion plating and screw system
- Baby Gorilla 84-hole mesh plate
- 1 product in development

External Fixation

- Monkey Bars Pin-to-Bars System
- 2 products in development

3 Fracture Fixation

Foot Fracture

- Baby Gorilla plating system
- Precision Jones screws
- Gorilla Lisfranc plates

Calc Fracture

- Gorilla (MIS & perimeter)

Ankle Fracture

- Hooks (medial & lateral)
- Fracture plates (medial & lateral)
- Posterior plates (tibia and fibula)
- Mini-Monster Solids
- 1 product in development

Ankle Syndesmosis

- Breakaway screw
- 3 products in development

Distal Tibia Fracture

- Pilon fracture plates

4 Hallux Valgus

Shaft

- PROMO
- BOW & Arrow plating
- JAWS midfoot staple

Proximal

- Phantom Lapidus nail
- Precision guided Lapidus plating
- Preserve Lapidus wedges
- Lapidus cut guide system
- JAWS midfoot/hindfoot staple
- MIS 3-hole Phantom Lapidus nail
- 3 products in development

MTP Fusion

- MTP precision guided plating system
- Preserve MTP discs
- JAWS midfoot/hindfoot staple
- 2 products in development

Akin

- JAWS staple
- Baby Gorilla

5 Hammertoe

Hammertoe

- HammerTube
- HammerGraft
- Revison allograft spacers
- TenoTac
- TenoTac hallux malleus deformity
- 2 product in development

Plantar Plate Repair

- Paratrooper Plantar Plate System
- 1 product in development

6 Flatfoot

- Preserve bone wedges (CC, Evans, Cotton, Subtalar)
- Gorilla (calc slide, BOW & Arrow, HEvans, Universal)
- NC Fusion plating
- Titan 3D wedges
- JAWS midfoot/hindfoot
- Nitinol staple
- Grappler tenodesis screw
- 6 products in development

Biologics

- MgNum BVF
- Preserve bone wedges
- V92
- Paraderm
- PRO-3 Cord & Placenta
- BEAST 100
- Bone Marrow Aspirate Kit
- Bone Graft Harvest System
- AVITRAC MTP revision allograft


1
3
3
6
2
5
4

Biologics, Soft Tissue and Smart 28 Ecosystem Span All Procedures

Paragon 28
25
CONFIDENTIAL

Selected Examples of Paragon 28 Solutions

	1 *Total Ankle Replacement Solution*	2 *Bunion Solutions – Optionality For All Degrees of Deformity*	3 *Syndesmotic Ankle Fixation Solution*
The Problem	✗ 12 to 38% tibial component loosening ✗ Overly constrained articulation components in presence of imperfect alignment ✗ Limited research to indicate sensitivity of alignment ✗ Significant patient variation in gait	✗ No two bunions are alike ✗ ~3% to 70% revision rates for certain bunion osteotomies ✗ No consensus clinical approach	✗ Stabilization of syndesmotic ankle fracture not well understood ✗ Little information to guide surgeon to proper alignment ✗ High failure and revision rates ✗ Dynamic soft tissue environment with varying ankle pressures
Our Solution(s)	✓ Addresses factors believed to contribute to loosing ✓ Designed to address accumulation of stress at corners of components to radiate more evenly across arched geometry APEX 3D™ TOTAL ANKLE REPLACEMENT 	✓ We offer a comprehensive portfolio to address bunion of varying severities and each patient's unique needs  Mild Bunion: JAWS Moderate Bunion: PROMO, GORILLA Severe Bunion: PHANTOM INTRAMEDULLARY NAIL	✓ Engineered to release initial rigid fixation where soft tissue has initiated healing ✓ Optimal range to best restore anatomic function of environment ✓ R3LEASE screw head designed to fit perfectly in ankle fracture plating system ▪ **Pipeline:** R3ACT fixation screw (image below) 

Paragon 28 Dedicated. Foot & Ankle

26

CONFIDENTIAL

27 CONFIDENTIAL Truly Making a Difference for Foot & Ankle Patients ..We believe a superior approach to treat avascular necrosis of ankle joint ..Utilizes CT scan to create patient specific solution ..Demonstrates improved clinical outcomes Patients Who Received Patient Specific Talus Spacer Showed Strong Clinical Outcomes Reduction in VAS Pain Scores Improvement in Range of Motion Improvement in Foot and Ankle Quality of Life Improved Functional Outcomes “FDA Approves First in the World, First-of-Its-Kind Implant for the Treatment of Rare Bone Disease as a Humanitarian Use Device” FDA News Release Our Total Talus Spacer provides a novel alternative to amputation or traditional ankle fusion therapies and allows patients to maintain a more active lifestyle

International Presence & Market Development


Direct
Future target countries
Sales agents
Stocking distributors

International Represents ~10% of Global Revenue

- **Expansion targets**: Canada, Germany, Italy, Brazil, Columbia, Japan, Mexico, Sweden, Taiwan, Costa Rica

OUS Commercial Infrastructure

- **22** international countries
- Began OUS sales in **2016**
- **13** non-stocking distributors[1]
- **7** stocking distributors[1]
- **1** direct market[1]

Growth Strategy

1. **TARGET** countries where Paragon 28 can maximize strong ASP + Margins
2. **BUILD** experienced international commercial team in sales & marketing, training + distribution
3. **LEVERAGE** opportunities to improve distributor network through relationships + competitive changes

(1) As of December 31, 2020.

28
CONFIDENTIAL

29 CONFIDENTIAL Examples of Paragon 28 Solutions P28 Bunion Solutions –Optionality For All Degrees of Deformity Ankle Solution Case Study Fracture Fixation Solution Case Study

30 CONFIDENTIAL Addresses all factors believed to contribute to loosing Addresses accumulation of stress at corners of components to radiate more evenly across arched geometry P28 Total Ankle Replacement Solution Problem Solution Lightbulb and gear with solid fill Thumbs Down with solid fill 12 to 38% tibial component loosing Overly constrained articulation components in presence of imperfect alignment Limited research to indicate sensitivity of alignment Significant patient variation in gait

31 CONFIDENTIAL P28 Total Ankle Replacement Solution Conical Axis is centered on the natural rotation of the joint and ligaments Salto Talaris Ankle Anatomical Articulating Surface

32 CONFIDENTIAL P28 Total Ankle Replacement Solution

33 CONFIDENTIAL P28 Bunion Solutions –Optionality For All Degrees of Deformity Problem Solution •No two bunions are alike •~3% to 70% revision rates for certain Bunion osteotomies •No consensus clinical approach We offer a comprehensive portfolio to address bunion of varying severities and each patient's unique needs Mild Bunion Moderate Bunion Severe Bunion

34 CONFIDENTIAL Rotation Angles 10–19 20–29 30–39 IM Angles 8–10 38 28 23 11–12 47 33 28 13–14 55 38 33 15–17 55 42 38 18–20 55 47 42 ..Simultaneous correction of IM angle and rotational deformity ..Single oblique osteotomy with no wedge resection ..Joint sparing procedure with powerful correction ..Guided jig system helps construct the osteotomy ..Repeatable and streamlined technique (1)Clinical study published in “Foot and Ankle Clinics” in 2019, with 60 patients including one year follow-up and 25 patients including two year follow-up. P28 Bunion Solution -PROMO

35 CONFIDENTIAL P28 Bunion Solution –Lapidus Nail For Severe Bunion Phantom Intramedullary Nail System for Treatment of Severe Hallux Valgus ..Solution for severe bunion candidates ..A novel dedicated intramedullary device designed specifically for use in bunion surgery ..Fuses the first TMT joint between the metatarsal and medial cuneiform bone with high compressive force ..Offered in a variety of lengths to accommodate variations in patient anatomy ..Designed to lessen pain associated with traditional plating systems while minimizing disruption to the blood supply ..Exerts a proportionate amount of force in all anatomic planes ..Allows early weight bearing ..Unique instrumentation for precise placement in a highly vascularized environment for ideal outcomes

36 CONFIDENTIAL Engineered screw to release initial rigid fixation where soft tissue has initiated healing Optimal range to best restore anatomic function of environment R3LEASEscrew head designed to fit perfectly in ankle fracture plating system Pipeline:R3ACTfixation screw (image below) P28 Syndesmotic Ankle Fixation Solution Problem Solution Stabilization of syndesmotic ankle fracture not well understood Little information to guide surgeon to proper alignment High failure and revision rates Dynamic soft tissue environment with varying ankle pressures

37 CONFIDENTIAL P28 Syndesmotic Ankle Fixation Solution